UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 19, 2007

VIKING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-49636	86-0913802
(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 900 San Diego CA	92121
(Address of Principal Executive Offices)	(Zip Code)

858-431-4010

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into Material Definitive Agreements

A. Debenture Transaction

On July 31, 2007, Viking Systems, Inc. (“Viking”) closed upon the sale (the “Subsequent Debenture Financing”) of $2,600,000 of its Secured Convertible Debentures (the “Debentures”) to four investors, including Brian Miller, one of Viking's directors, pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) dated July 31, 2007 by and among Viking and the Purchasers, as defined therein, (the “Investors”). Each purchaser also signed and became a party to the Security Agreement dated February 23, 2007, as amended on July 19, 2007 (the “Security Agreement”) by and among Viking, the investors in the Prior Debenture Financing, as defined below, (the “Original Investors”) and the Investors and the Registration Rights Agreement dated February 23, 2007, as amended on July 19, 2007 by and among Viking, the Original Investors and the Investors (the “Registration Rights Agreement”). Each Investor also received a warrants to purchase common stock of the Viking (each individually, a “Warrant” and collectively, the “Warrants” and together with the Debentures, Purchase Agreement, Security Agreement and the Registration Rights Agreement the “Transaction Documents”).

Viking had previously sold approximately $5,376,467 of its debentures to 13 purchasers in February 2007 (the “Prior Debenture Financing” and, together with the Subsequent Debenture Financing, the “Debenture Financing”). As of July 31, 2007 a total of $7,976,467 of debentures had been sold in the Debenture Financing to 17 investors. The Transaction Documents are attached to this Form 8-K as exhibits and are incorporated herein by reference. Material terms of the Transaction Documents include, but are not limited to, the following:

Maturity Date of Debentures. The Debentures mature, and the principal amount thereof is payable on February 23, 2009 (the “Maturity Date”). Upon the default of Viking of the Transaction Documents, the Investors may accelerate the payment of the Debentures.

Interest Rate of Debentures. The Debentures accrue interest at the rate of eight percent per annum, payable quarterly. Subject to certain conditions, Viking may pay interest by issuing the holders of the Debentures (the “Holders”), shares of Viking common stock. Viking is unable to determine currently if it will meet the conditions which would allow it to pay interest by issuing shares of its common stock.

Security. The Debentures are secured by all of the personal property of Viking.

Conversion. The Debentures may, at the option of the Investors, be converted into shares of Viking common stock at the price of $0.18 per share. In the event Viking does not achieve certain operational milestones (described in the Debentures and the Warrants) during the third quarter of 2007, the conversion price will be reduced to $0.12 per share. The conversion price is also subject to downward adjustment in certain conditions described in the Security Purchase Agreement, the Debentures and other Transaction Documents. Based upon the initial conversion price of $0.18, the Debentures will be convertible into an aggregate of approximately 14,444,444 shares of Viking common stock, assuming no other downward adjustments are applicable. Based upon the reduced conversion price of $0.12 per share, the Debentures will be convertible into an aggregate of approximately 21,666,667 shares of Viking common stock, assuming no other downward adjustments are applicable.

Optional Redemption by Viking. Viking may not prepay the Debentures but it may redeem some or all of the Debentures if certain conditions (“Equity Conditions”) are met. The Optional Redemption Amount (as defined in the Transaction Documents) equals 120% of the principal amount of the Debentures redeemed if the redemption occurs prior to the first anniversary date of the issuance of the Debentures, and 140% of the principal amount of the Debentures redeemed if the redemption occurs after the first anniversary date of the issuance of the Debentures but prior to the Maturity Date. The Equity Conditions include, but are not limited to, the following:

Viking has duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more notices thereof, the procedure for such notice is set forth in the Transaction Documents;

Viking is in compliance with its obligations as set forth in the Transaction Documents and no Event of Default (as defined in the Transaction Documents) has occurred;

there is an effective registration statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares issuable pursuant to the Transaction Documents;

there is a sufficient number of shares of Viking common stock authorized and unissued;

there has been no public announcement of a change of control transaction or other material transaction involving Viking; and

Viking’s common stock is trading and for a period of 20 consecutive trading days, the daily trading volume for the Viking’s common stock on its principal trading market exceeds 20,000 shares per trading day.

Warrants. As additional consideration for the Investors purchasing the Debentures, Viking has issued to the Investors the Warrants to purchase shares of Viking common stock at the price of $0.18 per share. In the event Viking does not achieve certain operational milestones (described in the Warrants and the Debentures) during the third quarter of 2007, the exercise price will be reduced to $0.12 per share, but there will be no change to the number of shares underlying the Warrants in connection with this change to the exercise price. The exercise price is also subject to downward adjustment in certain conditions described in the Warrant and other Transaction Documents. In some cases, a reduction in exercise price will result in additional sharers becoming issuable under the Warrants. The Warrants are exercisable until February 23, 2014. Each Warrant is exercisable for that number of shares of common stock of Viking that equals 50% of the number of shares issuable upon conversion of the Debenture held by the holder of such Warrant. In the aggregate, assuming no adjustments have occurred, the Warrants will entitle the holders to purchase an aggregate of approximately 7,222,222 shares of Viking common stock.

Registration Rights. Viking has agreed to register with the Securities and Exchange Commission, the shares of common stock that are issuable in connection with the Debentures and the shares of common stock that underlie the Warrants. Viking will pay all expenses and costs of registration except for commissions. In the event the securities underlying the Debentures and Warrants are not registered by the dates agreed to as set forth in the Transaction Documents, Viking will be required to pay liquidated damages to the Holders. Such liquidated damages amount to 2% per month but will not exceed 18% of the face amount of the Debentures.

Participation Rights. Pursuant to the Purchase Agreement, the Holders have certain rights to participate in subsequent financings by Viking.

Use of Proceeds. Viking plans to use the net proceeds, after transaction fees and expenses, for key strategic initiatives, accounts payable, working capital and other general corporate purposes

The Purchase Agreement contains various representations and warranties that are relatively standard for this type of transaction as well as certain affirmative and negative covenants. One of such negative covenants will prohibit Viking from selling securities in Variable Rate Transactions (as defined in the Purchase Agreement) while the Debentures are outstanding.

The Debentures and Warrants are, and will be, issued in a non-public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act.

B. Amendment to Consent, Waiver and Amendment Agreement

In May 2006, Viking issued shares of its Convertible Series B Preferred Stock and warrants (the “Preferred Stock Transaction”) to a limited number of accredited investors (the “Preferred Stockholders”). Pursuant to the terms and conditions of the Preferred Stock Transaction, Viking agreed to register the shares of common stock underlying the Series B Preferred Stock and warrants issued in the Preferred Stock Transactions (the “Preferred Stock Transaction Shares”). Some of the Preferred Stock Transaction Shares were registered but other Preferred Stock Transaction Shares were not registered. The failure to register all of the Preferred Stock Transaction Shares resulted in a default by Viking of the terms and conditions of the Preferred Stock Transaction documents.

Viking and the Preferred Stockholders entered into a Consent, Waiver and Amendment Agreement on February 23, 2007, pursuant to which (i) Viking agreed to issue to the Preferred Stockholders a total of 4,000,000 shares of Viking common stock, (ii) the Preferred Stockholders agreed to amend certain provisions of the Preferred Stock Transaction documents to, among other things, (a) waive their right to participate in the Prior Debenture Financing, (b) adjust the exercise price of the purchasers’ warrants to purchase Viking common stock and (c) adjust the termination date of the warrants issued in connection with the Prior Debenture Financing; and (iii) the Preferred Stockholders agreed to waive certain breaches of the Preferred Stock Transaction documents. The foregoing shares were issued in February 2007.

On July 19, 2007, Viking and the Preferred Stockholders executed the Amendment to Consent, Waiver and Amendment Agreement, pursuant to which the Preferred Stockholders (i) consented to an increase in the maximum principal amount of debentures to be issued in the Debenture Financing to $8,000,000 and (ii) waived any breach of the Preferred Stock Transaction documents occurring by reason of the terms, conditions, rights, restrictions and covenants of the Subsequent Debenture Financing. The form of Amendment to Consent, Waiver and Amendment Agreement is attached to this Current Report on Form 8-K as an exhibit and incorporated by reference herein.

C. Consent, Waiver and Amendment Agreement (Convertible Debentures) dated June 22, 2007

Pursuant to the terms and conditions of the Prior Debenture Financing, Viking agreed to register the shares of common stock underlying the debentures and related warrants issued in the Prior Debenture Financing (the “Prior Debenture Transaction Shares”). Viking has not filed a registration statement relating to the Prior Debenture Transaction Shares, which constitutes a default by Viking of the terms and conditions of the Prior Debenture transaction documents.

On July 19, 2007, Viking and the Preferred Stockholders entered into a Consent, Waiver and Amendment Agreement dated June 22, 2007, pursuant to which Viking agreed to issue to the Original Investors a total of 2,389,570 shares of Viking common stock in lieu of the payment of (i) accrued but unpaid cash liquidated damages under Section 2(b) of the Registration Rights Agreement and (ii) the payment of accrued interest on the February 2007 debentures and for other consideration. The foregoing shares were issued by Viking in July 2007. The Original Investors agreed to delay the requirement to register the Prior Debenture Transaction Shares. The form of Consent, Waiver and Amendment Agreement (Convertible Debentures) dated June 22, 2007 is attached to this Current Report on Form 8-K as an exhibit and incorporated by reference herein.

D. Consent, Waiver and Amendment Agreement (Convertible Debentures) dated July 19, 2007

On July 19, 2007, Viking and the Original Investors executed the Consent, Waiver and Amendment Agreement (Convertible Debentures), pursuant to which the Original Investors (i) consented to an increase in the maximum principal amount of debentures to be issued in the Debenture Financing to $8,000,000 and (ii) waived any breach of the Prior Debenture Financing documents occurring by reason of the terms, conditions, rights, restrictions and covenants of the Subsequent Debenture Financing. The form of Consent, Waiver and Amendment Agreement (Convertible Debentures) is attached to this Current Report on Form 8-K as an exhibit and incorporated by reference herein.

E. Amendments to Prior Debenture Financing Documents

On July 19, 2007, the Security Agreement, the Registration Rights Agreement and the Securities Purchase Agreement dated February 23, 2007 by and among Viking and the Original Investors were each amended to permit additional sales of debentures on the same terms as the debentures sold in February 2007, up to an maximum aggregate principal amount of $8,000,000. The form of amendments are attached to this Current Report on Form 8-K as exhibits and incorporated by reference herein.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01(A) in this Current Report on Form 8-K is hereby incorporated by reference.

ITEM 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01(A) in this Current Report on Form 8-K is hereby incorporated by reference.

On July 25, 2007 Viking issued 2,389,570 shares of its common stock to the Original Investors in an unregistered transaction to the Original Investors. Such shares were issued pursuant to the Consent, Waiver and Amendment Agreement described in Item 1.01(C) above, a copy of which is attached to this Form 8-K. Viking believes such shares were exempt from registration in reliance on Section 4(2) of the Securities Act and corresponding state securities laws exemptions.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits

10.1 Form of Securities Purchase Agreement, dated as of July 31, 2007, by and among Viking and the Investors

10.2 Form of Secured Convertible Debenture issued July 31, 2007

10.3 Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to Viking’s Current Report on Form 8-K filed February 27, 2007)

10.4 Form of Common Stock Purchase Warrant issued July 31, 2007

10.5 Form of Security Agreement (incorporated by reference to Exhibit 10.5 to Viking’s Current Report on Form 8-K filed February 27, 2007)

10.6 Amendment to Consent, Waiver and Amendment Agreement dated July 19, 2007

10.7 Amendment No. 1 to Registration Rights Agreement dated July 19, 2007, by and among Viking and the Original Investors

10.8 Amendment No. 1 to Security Agreement dated July 19, 2007, by and among Viking and the Original Investors

10.9 Consent, Waiver And Amendment Agreement (Convertible Debentures) dated July 19, 2007

10.10 Consent, Waiver and Amendment Agreement (Convertible Debentures) dated June 22, 2007

10.11 Amendment No. 1 to Securities Purchase Agreement dated July 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 2, 2007	VIKING SYSTEMS, INC.

By: /s/ Robert Mathews
Chief Financial Officer